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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 1998 appearing on page 44 of Schlumberger Limited's Annual Report on Form 10-K for the year ended December 31, 1997.



/s/ PricewaterhouseCoopers LLP
--------------------------------
PricewaterhouseCoopers LLP
New York, New York
August 28, 1998